Inventories	12 Months Ended
Dec. 31, 2013
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES
Inventories were stated at the lower of cost or market with cost determined principally on the last-in, first-out (LIFO) method. The following presents the effect on inventories, net income and net income per common share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. During 2013, 2012 and 2011, certain inventories accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The 2013 and 2011 liquidations increased net income by $169 and $1,067, respectively, while the 2012 liquidations reduced net income by $160.

	2013	2012	2011
Percentage of total inventories on LIFO	75%	75%	77%
Excess of FIFO over LIFO	$337,214	$357,303	$378,986
Increase (decrease) in net income due to LIFO	12,299	13,365	(62,636)
Increase (decrease) in net income per common share due to LIFO	.12	.13	(.59)